UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  March 17, 2010

                        ROFIN-SINAR TECHNOLOGIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
        -----------------------------------------------------------
          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

An Annual Meeting of Stockholders of Rofin-Sinar Technologies Inc. (the "Company") was held on March 17, 2010 to approve the proposals described below.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14-A under the Securities Exchange Act of 1934, as amended, and there were no solicitation in opposition to the Company's solicitation.

A total of 23,939,367 shares (82.23% of 29,112,019 shares outstanding and entitled to vote as of January 22, 2010, the record date for the Annual Meeting) present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the Annual Meeting. The agenda items submitted at the Annual Meeting were passed as described below.


Proposal 1

Election of three Class II directors to service for a three-year term until the 2013 Annual Meeting of Stockholders.

The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company's common stock present or represented by proxy and voting at the Annual Meeting, in each case constituting a majority of the total outstanding shares.

                              For       Withheld       Broker Non-Vote
                          ----------    ---------     ------------------
   Carl F. Baasel         16,476,007    6,199,104       1,264,256
   Gary K. Willis         18,574,468    4,100,643       1,264,256
   Daniel J. Smoke        22,226,017      449,094       1,264,256


Proposal 2

The management proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2010, as described in the proxy materials. This proposal was approved with 98.39% of the shares present or represented and voting at the Annual Meeting voting for the proposal, 1.60% of the shares voting against the proposal and 0.01% of the shares abstained.


        For         Against        Abstain       Broker Non-Vote
     ----------    ---------     ----------     ------------------
     23,555,012     382,438         1,917             0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   March 17, 2010          /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                                   Chief Executive Officer
                                   and President